Exhibit 10.4

EXECUTION VERSION

$50,000,000

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY

REVENUE BONDS

(SAN JOSE WATER COMPANY PROJECT)

SERIES 2010A

BOND PURCHASE CONTRACT

June 9, 2010

The Honorable Bill Lockyer

Treasurer of the State of California

915 Capitol Mall, Room 261

Sacramento, California 95814

California Pollution Control Financing Authority

915 Capitol Mall, Room 457

Sacramento, California 95814

Ladies and Gentlemen:

The undersigned, Goldman, Sachs & Co., as underwriter (the “Underwriter”), hereby offers to enter into this Bond Purchase Contract, including the appendices hereto (the “Purchase Contract”) with you, the Honorable Bill Lockyer, Treasurer of the State of California (the “State Treasurer”), the California Pollution Control Financing Authority (the “Authority”) and San Jose Water Company (the “Borrower”), for the purchase by the Underwriter and the issuance and sale by the Authority of the Bonds specified below. This offer is made subject to acceptance by the State Treasurer, the Authority and the Borrower prior to 11:59 p.m., California time, on the date hereof, and upon such acceptance this Purchase Contract shall be in full force and effect in accordance with its terms and shall be binding upon the State Treasurer, the Authority, the Underwriter and the Borrower. Any capitalized term used herein and not otherwise defined shall have the meaning given such term as set forth in the Indenture hereinafter defined.

1. Purchase and Sale. Upon the terms and conditions and upon the basis of the representations set forth herein, the Underwriter hereby agrees to purchase, and the Authority hereby agrees to deliver to the Underwriter, all (but not less than all) of the $50,000,000 aggregate principal amount of California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project), Series 2010A (the “Bonds”) to be dated as of the date of delivery thereof, to bear interest at the rate of 5.10% per annum, to mature on June 1, 2040, and otherwise as more fully described in the Indenture hereinafter defined. The purchase price for the Bonds shall be $50,000,000, representing the aggregate principal amount of the Bonds. Simultaneously with the delivery of the Bonds, a fee in the aggregate amount of $312,500 will be paid to the Underwriter by the Borrower in connection with the Underwriter’s offering and sale of the Bonds to the public.

2. The Bonds. The Bonds will be issued under the provisions of the California Pollution Control Financing Authority Act, commencing with Section 44500 of the California Health and Safety Code, as now in effect and as it may from time to time hereafter be amended or supplemented (the “Act”). The Bonds shall be substantially in the form and subject to redemption as described in, and shall be issued and secured under and pursuant to the provisions of, an Indenture, dated as of June 1, 2010 (the “Indenture”), by and between the Authority and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Bonds are secured by payments made by the Borrower to the Authority pursuant to a Loan Agreement, dated as of June 1, 2010 (the “Loan Agreement”), by and between the Authority and the Borrower. The proceeds of sale of the Bonds will be loaned to the Borrower to and applied to (a) finance the Project (as such term is defined in the Indenture), and (b) pay certain costs associated with the issuance of the Bonds.

3. Official Statement. The Authority and the Borrower hereby ratify, confirm and approve of the use and distribution by the Underwriter prior to the date hereof of the Preliminary Official Statement relating to the Bonds (including the cover page and all appendices thereto), dated May 27, 2010, together with any supplements thereto (the “Preliminary Official Statement”). The Authority and the Borrower shall deliver or cause to be delivered to the Underwriter a reasonable number of copies of the final Official Statement, dated the date hereof, relating to the Bonds, together with any amendments and supplements thereto (the “Official Statement”), executed on behalf of the Authority by its Executive Director, with the approval thereof by the Borrower. The Underwriter agrees to: (a) provide the Authority with final pricing information on the Bonds on a timely basis; (b) disseminate copies of the Official Statement including any supplements prepared by the Authority and the Borrower, and (c) take any and all other actions necessary to comply with applicable Securities and Exchange Commission rules and Municipal Securities Rulemaking Board rules governing the offering, sale and delivery of the Bonds to ultimate purchasers.

4. Representations, Warranties and Agreements of the Authority. The Authority, subject to the limitations provided herein, warrants, represents to and agrees with the Underwriter with respect to the Bonds that:

(a) The Authority is a public instrumentality and political subdivision of the State of California authorized under the Act to issue the Bonds and to exercise all rights and powers permitted under the Act;

(b) The Authority has complied with the provisions of the Act and all other applicable laws, rules and regulations necessary, and has the requisite power and authority, to (i) execute and deliver this Purchase Contract, the Indenture and the Loan Agreement (collectively, the “Legal Documents”), (ii) issue and deliver the Bonds as provided in this Purchase Contract, and (iii) consummate the transactions on its part contemplated by, and perform its obligations under the Legal Documents;

(c) By the adoption of its delegation resolution, dated May 26, 2010, and its final resolution, dated May 26, 2010 (collectively, the “Authorizing Resolution”), the Authority has duly authorized the distribution of the Preliminary Official Statement and the Official Statement, and approved the execution and delivery of, and the due performance by the Authority of the obligations on its part contained in the Legal Documents and the Bonds and the consummation by the Authority of the transactions contemplated thereby and hereby;

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(d) When executed and delivered on the Closing Date (as hereinafter defined) in accordance with the provisions of this Purchase Contract and assuming the due authorization, execution, and delivery by the other respective parties thereto, the Legal Documents and the Bonds will constitute valid and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms, except as their enforceability may be limited by reasons of bankruptcy, insolvency, reorganization or other laws generally affecting creditors’ remedies; the application of equitable principles regardless of whether equitable remedies are sought; by provisions of California law governing claims against public agencies; and by matters of public policy;

(e) To the best knowledge of the Authority, the execution and delivery by the Authority of the Legal Documents and the Bonds and compliance with the terms thereof will not conflict with, or constitute a violation, breach of, or default under, any loan agreement, indenture, bond, note, resolution or any other agreement or instrument to which the Authority is a party or by which it is bound, or any law or any rule, regulation, order or decree of any court or governmental agency or body having jurisdiction over the Authority or any of its activities or properties, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Authority, which conflict, violation, breach, default, lien, charge or encumbrance would materially and adversely affect the transactions contemplated hereby or which, in any way, would materially and adversely affect the validity of the Bonds or any of the Legal Documents; provided, however, that no representation is made regarding compliance with any federal or state securities or “blue sky” laws;

(f) There is no action, suit, or proceeding at law or in equity before or by any court, or any inquiry or investigation before or by any governmental agency, public board, or body, with respect to which service of process on the Authority has been completed or, to the best knowledge of the Authority, without independent investigation, threatened against the Authority: (i) seeking to prohibit, restrain, or enjoin the execution and delivery of the Bonds by the Authority or the collection of revenues pledged or to be pledged to pay the principal of and interest on the Bonds; (ii) contesting or seeking to affect the validity or enforceability of the Bonds or the Legal Documents; or (iii) contesting the power of the Authority to enter into, adopt, or perform its obligations under any of the foregoing documents, wherein an unfavorable decision, ruling, or finding would materially and adversely affect the transactions contemplated hereby, or which would materially and adversely affect the validity of the Bonds or the Legal Documents;

(g) No consent, approval, authorization, or other action by any governmental or regulatory authority having jurisdiction over the Authority that has not been obtained is or will be required for the execution and delivery of the Bonds or the consummation by the Authority of the other transactions on its part contemplated by this Purchase Contract, except as such may be required for the state securities or “blue sky” laws, for final filings or notice to the California Debt Limit Allocation Committee or the California Debt and Investment Advisory Commission, and for filings to be made to the Internal Revenue Service on Form 8038;

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(h) To the best knowledge of the Authority, without independent investigation, (i) the Authority is not in breach of or in default under (A) any applicable law or administrative regulation of the State of California or the United States or any applicable judgment or decree, or (B) any loan agreement, indenture, bond, note, resolution, agreement, or other instrument to which the Authority is a party or is otherwise subject; and (ii) no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument, which breach or default would materially and adversely affect the transactions contemplated hereby and by the Official Statement or which, in any way would materially and adversely affect the validity of the Bonds or the Legal Documents; provided that no representation is made regarding compliance with any federal or state securities or “blue sky” laws;

(i) As of the date hereof, the statements and information contained in the Official Statement under the captions “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION,” (solely as it relates to the Authority) do not contain any untrue statement of a material fact or omit to state a material fact which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(j) The Authority agrees to cooperate with the Underwriter and its counsel in endeavoring to qualify the Bonds for offering and sale under the securities or blue sky laws of such jurisdictions of the United States as the Underwriter may request; provided, however, that the Authority will not be required to execute a consent to service of process or to qualify as a foreign corporation in connection with any such qualification in any jurisdiction in which it is not now so subject.

Any certificate signed by any officer of the Authority and delivered to the Underwriter shall be deemed a representation and warranty of the Authority to the Underwriter as to the statements made therein.

The execution and delivery of this Purchase Contract by the Authority shall constitute a representation by the Authority to the Underwriter that the representations and warranties contained in this Section 4 are true as of the date hereof; provided, however, that the Authority makes no representations or warranties as to the Borrower or any party to the agreements or instruments described herein other than the Authority and does not represent or warrant in any respect as to any of the statements, information (financial or otherwise), action taken or to be taken, representations or certifications furnished, or to be made and furnished, by the Borrower or any parties to the agreements or instruments described herein other than the Authority in connection with the execution and delivery of the Bonds or any such statements or information (financial or otherwise) contained in the Official Statement or the Legal Documents. Additionally, as to matters of law other than federal tax law the Authority is relying on the advice of counsel to the Authority; and as to matters of federal tax law the Authority is relying on the advice of Bond Counsel (as hereinafter defined).

No member of the governing body of the Authority, or any officer or employee of the Authority, shall be individually liable for the breach of any representation, warranty, or agreement contained herein.

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5. Representations, Warranties and Agreements of Borrower. In order to induce the State Treasurer, the Authority and the Underwriter to enter into the Purchase Contract, the Borrower hereby represents, warrants, covenants and agrees with each of such parties, as follows:

(a) The Borrower is a corporation duly organized and in good standing under the laws of the State of California, and has full power and authority to enter into this Purchase Contract, the Loan Agreement and the Continuing Disclosure Agreement, dated as of June 1, 2010 (the “Continuing Disclosure Agreement”), by and between the Trustee and the Borrower, (collectively, the “Borrower Documents”) and to approve the Indenture, the Preliminary Official Statement, and the Official Statement, and to carry out and consummate all transactions contemplated by the Borrower Documents, the Indenture and the Official Statement and by proper action has duly authorized the execution and delivery of the Borrower Documents and the approval of the Indenture, the Preliminary Official Statement and the Official Statement;

(b) Each officer of the Borrower executing the Borrower Documents and approving the Indenture and the Official Statement is duly and properly authorized to approve, execute, and deliver the same on behalf of the Borrower;

(c) All information provided by the Borrower and all representations made by the Borrower in its application to the Authority are true and correct as of the date hereof.

(d) The Indenture, the Preliminary Official Statement, and the Official Statement have been duly approved by the Borrower; this Purchase Contract has been duly authorized, executed, and delivered by the Borrower; the Loan Agreement and the Continuing Disclosure Agreement, have each been duly authorized and, at the Closing, will have been duly executed and delivered by the Borrower; and (i) the Loan Agreement, when assigned to the Trustee pursuant to the Indenture, will, to the extent of such assignment, constitute the valid and binding agreement of the Borrower with the Trustee enforceable against the Borrower in accordance with its terms for the benefit of the Owners of the Bonds, and (ii) the Borrower Documents, to the extent that any rights of the Authority and obligations of the Borrower thereunder are not so assigned to the Trustee, will constitute the valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their respective terms; except as enforcement of each of the above-named documents may be limited by bankruptcy, insolvency, moratorium, and other laws affecting the enforcement of creditors’ remedies and by the application of equitable principles, regardless of whether equitable remedies are sought, or matters of public policy;

(e) Except as disclosed in the Official Statement, the Borrower is not in breach of or default under (i) any applicable law or administrative regulation of the State of California or the United States or any applicable judgment or decree or (ii) any loan agreement, indenture, bond, note, resolution, agreement or other instrument to which the Borrower is a party or is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument, which breach or default or event of default could materially adversely affect the ability of the Borrower to repay the loan of the proceeds of the Bonds and perform its obligations under the Borrower Documents;

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(f) The execution and delivery of this Purchase Contract; the approval of the Indenture, the Preliminary Official Statement, and the Official Statement; the execution and delivery of the Loan Agreement and the Continuing Disclosure Agreement at the Closing; the consummation of the transactions contemplated by, and the fulfillment of or compliance with the terms and conditions of, the Borrower Documents will not conflict with or constitute a violation, breach of, or default (with due notice or the passage of time or both) under the Articles of Incorporation of the Borrower, its Bylaws, or any applicable law or administrative rule or regulation, or any applicable court or administrative decree or order, or any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties are otherwise subject or bound, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower, which conflict, violation, breach, default, lien, charge or encumbrance might have consequences that would materially and adversely affect the consummation of the transactions contemplated by the Borrower Documents or the financial condition, assets, properties or operations of the Borrower;

(g) No consent or approval of any trustee or holder of any indebtedness of the Borrower, and no consent, permission, authorization, order or license of, or filing or registration with, any governmental authority (except in connection with “blue sky” laws) is necessary in connection with (i) the execution and delivery of this Purchase Contract; (ii) the execution and delivery of the Loan Agreement and the Continuing Disclosure Agreement at the Closing; (iii) the approval of the Indenture and the Official Statement; or (iv) the consummation of any transaction contemplated in the Borrower Documents, except as have been obtained or made and as are in full force and effect (or, in case of the Loan Agreement or the Continuing Disclosure Agreement, will be obtained or made and will be in full force and effect at the Closing);

(h) Except as disclosed in the Official Statement, there is no action, suit, proceeding, inquiry, or investigation before or by any court or federal, state, municipal or other government authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the assets, properties or operations of the Borrower which, if determined adversely to the Borrower or its interests, could have a material and adverse effect upon the consummation of the transactions contemplated by the performance of or the validity of this Purchase Contract, the Loan Agreement, the Official Statement or the Continuing Disclosure Agreement, or the financial condition, assets, properties or operations of the Borrower;

(i) The proceeds of the Bonds will be used in connection with the financing of a “project” as defined in the Act, and as of the date hereof, the Borrower together with its affiliates is a “small business,” as defined in Section 8020 of Title 4 of the California Code of Regulations, and the Borrower together with its Participating Affiliates is a “participating party” under the Act.

(j) The Borrower has all necessary power and authority to conduct the business now being conducted by it and as contemplated by the Borrower Documents and the Official Statement to approve the Indenture, the Preliminary Official Statement, and the Official Statement;

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(k) The Borrower has obtained, or will obtain as soon as reasonably practicable, the necessary governmental agency approvals, all variances from applicable zoning ordinances and all building permits and easements or licenses required for the completion and equipping of the Project, and such governmental agency approvals, variances, permits, easements, and licenses constitute all approvals required to complete the Project, except as provided in the Official Statement. The Project is not subject to change by any administrative or judicial body so as to materially affect such completion;

(l) The Borrower has not incurred any material liability, direct or contingent, nor has there been any material adverse change in the financial position, results of operations or condition, financial or otherwise, of the Borrower from that shown in the Official Statement which has not heretofore been described in writing to the Authority, the State Treasurer and the Underwriter, whether or not arising from transactions in the ordinary course of business;

(m) As of the date hereof, the Official Statement (including any financial and statistical data contained in the Official Statement) as amended or supplemented pursuant to this Purchase Contract, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation is made as to the statements and information concerning the book-entry only system and contained under the captions, “THE AUTHORITY,” “ABSENCE OF MATERIAL LITIGATION (solely as it relates to the Authority), “UNDERWRITING,” and “TAX MATTERS”;

(n) The balance sheets of the Borrower as of December 31, 2009 and 2008 and the related statements of income and cash flows for each of the three years in the period ended December 31, 2009, included in Appendix A to the Official Statement, present fairly the financial position of the Borrower as of December 31, 2009 and 2008, and the results of operations and cash flows for each of the three years in the period ended December 31, 2009, and are in conformity with generally accepted accounting principles applied on a consistent basis, as required by generally accepted accounting principles;

(o) The Borrower agrees to indemnify and hold harmless each of the State Treasurer, the Authority and the Underwriter, and each person, if any, who controls (as such term is defined in Section 15 of the Securities Act of 1933, as amended) any of them and the trustees, officers, members, agents and employees of the Authority, the State Treasurer and the Underwriter (collectively, the “Indemnitees”) against any and all losses, claims, damages, liabilities and expenses arising out of any statement or information in the Preliminary Official Statement (other than the information contained under the captions “THE AUTHORITY,” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) and, in the case of the Underwriter, other than the information contained under the caption “UNDERWRITING”) or in the Official Statement (other than the information contained under the captions “THE AUTHORITY,” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) and, in the case of the Underwriter, other than the information contained under the caption “UNDERWRITING”) that is or is alleged to be untrue or incorrect in any material respect or the omission or alleged omission therefrom of any statement or information that should be stated therein or that is necessary to make the statements therein not

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misleading in any material respect or from the failure or alleged failure to register any security under the Securities Act of 1933, as amended, or to qualify any indenture under the Trust Indenture Act of 1939, as amended, in connection with the public offering and sale of the Bonds. In case any claim shall be made or action brought against any Indemnitee based upon the Official Statement for which indemnity may be sought against the Borrower, as provided above, such Indemnitee shall promptly notify the Borrower in writing setting forth the particulars of such claim or action and the Borrower shall assume the defense thereof, including the retaining of counsel reasonably acceptable to such Indemnitee and the payment of all expenses. Any Indemnitee shall have the right at any time to retain separate counsel in any such action and to participate in the defense thereof but shall bear the fees and expenses of such counsel unless (i) the Borrower shall have specifically authorized the retaining of such counsel, (ii) the Borrower has failed to assume the defense and employ counsel reasonably acceptable to the Indemnitee, (iii) the Attorney General of the State of California assumes the defense of the Authority, or (iv) the parties to such suit include such Indemnitee, and the Borrower and such Indemnitee have been advised by such counsel that one or more legal defenses may be available to it which may not be available to the Borrower or that representation of such Indemnitee and the Borrower by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnitee, but the Borrower shall not be liable for the fees and expenses of more than one counsel for such Indemnitee) or the State Treasurer or any Indemnitee of the Authority or the State Treasurer;

(p) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(o) hereof is applicable but for any reason is held to be unavailable from the Borrower, the Borrower and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal, and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, to which the Borrower and the Underwriter may be subject, but after deducting any contribution received by the Borrower from persons who control the Borrower within the meaning of the Securities Act of 1933, as amended, or from the authorized representative of the Borrower who signed the Official Statement, who may also be liable for contribution) in such proportion that the Underwriter is responsible for that portion represented by the percentage that the underwriting fee set forth in the Official Statement bears to the public offering price appearing thereon and the Borrower is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(p), each person, if any, who controls the Underwriter within the meaning of the Securities Act of 1933, as amended, shall have the same rights to contribution as the Underwriter and each person, if any, who controls the Borrower within the meaning of the Securities Act of 1933, as amended, and the authorized representative of the Borrower who shall have signed the Official Statement shall have the same rights to contribution as the Borrower. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5(p), notify such party or parties from whom contribution may be sought, but the omission to so notify such party from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 5(p). No party shall be liable for contribution with respect to any action or claim settled without its consent;

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(q) The Borrower confirms that the Preliminary Official Statement is “final” (except as permitted under Rule 15c2-12 under the Securities Exchange Act of 1934 (the “Rule”)) and the Official Statement is “complete” as of its date within the meaning of the Rule. The use of the Official Statement by the Underwriter is authorized by the Borrower; and

(r) The representations, warranties, agreements and indemnities herein shall survive the Closing Date under the Purchase Contract and any investigation made by or on behalf of any Indemnitee of any matters described in or related to the transactions contemplated by this Purchase Contract, the Official Statement, the Loan Agreement, the Indenture and the Continuing Disclosure Agreement.

6. Closing. At 8:00 a.m., California time, on June 16, 2010, or at such other time or on such earlier or later date as the Authority, the Borrower and the Underwriter mutually agree upon (the “Closing Date”), the Authority will deliver or cause to be delivered to the Underwriter, who shall deliver or cause to be delivered to The Depository Trust Company in New York, New York (“DTC”) (or such other locations as may be designated by the Underwriter and approved by the Authority), the Bonds in book-entry form, duly executed and authenticated, and will deliver to the Underwriter at the Law Offices of Leslie M. Lava, 207 Second Street, Suite A, Sausalito, California 94965 (or such other location as may be designated by the Underwriter and approved by the Authority), the other documents herein mentioned. The Underwriter will pay the purchase price of the Bonds as set forth in Section 1 hereof by wire transfer to the order of the Trustee for the account of the Authority and will accept delivery of the Bonds as set forth below. This payment for and delivery of the Bonds, together with the delivery of the documents, is herein called the “Closing” or the “Closing Date.” CUSIP identification numbers shall be printed on the Bonds; however, neither the failure to print CUSIP numbers on any Bond nor any error with respect thereto shall constitute cause for a failure or refusal by the Underwriter to accept delivery of and pay for the Bonds on the Closing in accordance with the terms of this Purchase Contract. The Bonds shall be made available to the Underwriter not less than one business day before the Closing for purposes of inspection.

The Bonds shall be registered in the name of Cede & Co., as nominee of DTC and shall be in the form of a single fully registered Bond for each maturity of the Bonds. The Authority acknowledges that the services of DTC will be used initially by the Underwriter in order to permit the issuance of the Bonds in book-entry form, and agrees to cooperate with the Underwriter in employing such services.

7. Underwriter’s Conditions to Closing. The Underwriter has entered into this Purchase Contract in reliance upon the representations and agreements of the Authority and the Borrower herein, the performance by the Authority and the Borrower of their respective obligations hereunder, both as of the date hereof and as of the Closing Date, the opinions of counsel to the Authority and the Borrower. The Underwriter’s obligations under this Purchase Contract are and shall be subject to the following further conditions:

(a) At the time of Closing, this Purchase Contract, the Indenture, the Loan Agreement and the Continuing Disclosure Agreement shall each be in full force and effect as valid and binding agreements between or among the various parties thereto and said documents and the Official Statement shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriter and there shall be in full force and effect such resolutions as, in the opinion of Leslie M. Lava, Esq. (“Bond Counsel”), shall be necessary in connection with the transactions contemplated hereby;

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(b) The Bonds shall have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture;

(c) Between the date hereof and the Closing Date, the market price or marketability, at the initial offering price set forth in the Official Statement, of the Bonds shall not have been materially adversely affected, in the reasonable judgment of the Underwriter (evidenced by a written notice to the Authority and the Borrower, terminating the obligation of the Underwriter to accept delivery of and pay for the Bonds), after consultation with the Borrower, the Authority and the State Treasurer, by reason of any of the following:

(1) Legislation shall have been enacted by the Congress of the United States or the Legislature of the State of California or favorably reported thereto for passage by any committee to which such legislation has been referred for consideration or be pending before any such committee or shall have been recommended to the Congress of the United States for passage by the President of the United States or recommended to the Legislature of the State of California for passage by the Governor of the State of California, or a decision shall have been rendered by a court of the United States, including the Tax Court of the United States, or of the State of California, or a ruling or an official release shall have been made or a regulation shall have been proposed or made by the Treasury Department of the United States or the Internal Revenue Service or other federal or State of California authority having jurisdiction over tax matters, with respect to federal or State of California taxation upon revenues or other income of the Authority or the Borrower or upon interest on obligations of the general character of the Bonds, or other action or events shall have transpired that would, in the reasonable judgment of the Underwriter, have the purpose or effect, directly or indirectly, of changing the federal or State of California tax consequences of any of the transactions contemplated in connection herewith and that in the reasonable judgment of the Underwriter, affects materially and adversely (i) the market price or marketability of the Bonds or (ii) the ability of the Underwriter to enforce contracts for the sale of the Bonds;

(2) Legislation enacted or introduced in the Congress or recommended for passage by the President of the United States, or a decision rendered by a court established under Article III of the Constitution of the United States or by the Tax Court of the United States, or an order, ruling, regulation (final, temporary or proposed) or official statement issued or made by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, to the effect that obligations of the general character of the Bonds, or the Bonds, including any or all underlying arrangements, are not exempt from registration under the Securities Act of 1933, as amended, or that the Indenture is not exempt from qualification

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under the Trust Indenture Act of 1939, as amended, or suspending the use of the Official Statement or any amendment or supplement thereto or any proceeding for that purpose shall have been initiated or threatened in any such court or by any such authority;

(3) The outbreak or escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war, or the occurrence of any other national emergency or calamity relating to the effective operation of the government of or the financial community in the United States beyond that in effect at the date hereof;

(4) The declaration of a general banking moratorium by federal, New York or California authorities, or the general suspension of trading on any national securities exchange or any material disruption in securities settlement services;

(5) The imposition by the New York Stock Exchange or other national securities exchange, or any governmental authority, of any material restrictions not now in force with respect to the Bonds or obligations of the general character of the Bonds or securities generally, or the material increase of any such restrictions now in force, including those relating to the extension of credit by, or the charge to the net capital requirements of, underwriters;

(6) An order, decree or injunction of any court of competent jurisdiction, or order, ruling, regulation or official statement by the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, issued or made to the effect that the issuance, offering or sale of obligations of the general character of the Bonds, or the issuance, offering or sale of the Bonds, including any or all underlying obligations, as contemplated hereby or by the Official Statement, is or would be in violation of the federal securities laws as amended and then in effect;

(7) The withdrawal or downgrading of the rating of the Bonds to less than “A” by Standard and Poor’s or notice by Standard and Poor’s that it has such rating under review with negative implications; or

(8) Any event occurring, or information becoming known which, in the reasonable judgment of the Underwriter, makes untrue in any material respect any statement or information contained in the Official Statement, or has the effect that the Official Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d) At or prior to the Closing, the Underwriter shall receive the following documents with respect to the Bonds, in each case satisfactory in form and substance to the Underwriter and Underwriter’s Counsel (as hereinafter defined):

(1) Certified copies of the Authorizing Resolution and any other resolutions adopted by the Authority which relate to the Bonds;

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(2) The Indenture, the Loan Agreement and the Continuing Disclosure Agreement, each duly executed and delivered by the respective parties thereto, together with such amendments, modification or supplements as may have been agreed to in writing by the Underwriter;

(3) Copies of the Official Statement, executed by the Executive Director of the Authority or an authorized representative thereof, with the approval thereof executed on behalf of the Borrower by an authorized representative thereof;

(4) The unqualified approving opinion of Bond Counsel, dated the Closing Date and addressed to the Authority, in substantially the form attached as Appendix B to the Official Statement, together with a reliance letter addressed to the Underwriter;

(5) The supplemental opinion of Bond Counsel, dated the Closing Date and addressed to the Authority and the Underwriter, in substantially the form attached hereto as Exhibit A;

(6) The unqualified approving opinion of Special Tax Counsel, dated the Closing Date and addressed to the Authority, the Underwriter and Bond Counsel, in substantially the form attached as Appendix C to the Official Statement;

(7) The supplemental opinion of Special Tax Counsel, dated the Closing Date and addressed to the Authority and the Underwriter, in substantially the form attached hereto as Exhibit B;

(8) The opinion of the Attorney General of the State of California, counsel to the Authority (“Authority Counsel”), addressed to the Authority, dated the Closing Date, in substantially the form attached hereto as Exhibit C;

(9) Certificate of the Authority, dated the Closing Date, in substantially the form attached hereto as Exhibit D;

(10) Copies of the Articles of Incorporation of the Borrower and a good standing certificate of recent date, each certified by the Secretary of State; a good standing certificate of recent date for the Borrower certified by the Franchise Tax Board of the State and certified copies of the Borrower’s bylaws and resolutions or unanimous written consents of the Board of Directors of the Borrower authorizing the execution and delivery of the Loan Agreement, the Continuing Disclosure Agreement and this Purchase Contract, approving the Indenture and the Official Statement (and distribution thereof) and authorizing the distribution of the Preliminary Official Statement;

(11) A certificate of an authorized representative of the Borrower acceptable to the Underwriter and the Authority, dated the Closing Date, to the effect that:

(A) No litigation is pending or, to the knowledge of such officer, threatened (i) to restrain or enjoin the issuance or delivery of any of the

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Bonds or the payments to be made by the Borrower under the Indenture or the Loan Agreement, (ii) in any way contesting or affecting the authority for the issuance or delivery of the Bonds or the validity of the Bonds, the Indenture, the Loan Agreement, the Official Statement, the Continuing Disclosure Agreement or this Purchase Contract, or the resolutions of the Borrower relating to the financing of the Project and the Bonds, or (iii) in any way contesting the corporate existence or powers of the Borrower;

(B) No event has occurred since the date of the Official Statement which either makes untrue or incorrect in any material respect as of the Closing Date any statement or information contained in the Official Statement or is not reflected in the Official Statement but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect; provided that no representation is made as to the statements and information concerning the book-entry only system and contained under the captions, “THE AUTHORITY,” “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), “UNDERWRITING,” and “TAX MATTERS”;

(C) There has been no material adverse change in the business, properties or financial condition of the Borrower from that shown in the Official Statement; and

(D) The representations and warranties of the Borrower contained in this Purchase Contract are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date;

(12) The opinion of counsel to the Borrower (“Borrower’s Counsel”), addressed to the Authority, the Trustee and the Underwriter, dated the Closing Date, in substantially the form attached hereto as Exhibit E;

(13) An opinion of counsel to the Trustee addressed to the Authority and the Underwriter, dated the Closing Date, to the effect that:

(A) The Trustee is a national banking association with trust powers and being qualified to accept and administer funds, duly created and lawfully existing under the laws of the United States of America and having the authority to exercise trust powers in the State of California;

(B) The Trustee has duly authorized by all necessary corporate action the execution, delivery, and performance of the Indenture;

(C) The Trustee has full power and corporate authority to accept the duties and obligations imposed on it by the Indenture and to authenticate the Bonds and the full legal power and authority to own its properties and to carry on its business;

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(D) Upon execution and delivery of the Indenture, by a duly authorized officer of the Trustee, the Indenture will constitute the valid and binding agreement of the Trustee, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, and other laws affecting the enforcement of creditors’ remedies generally and to the application of equitable principles, regardless of whether equitable remedies are sought; and

(E) No authorization, consent or other order of any State of California or federal government authority or agency having jurisdiction in the matter is required to be obtained by the Trustee for the valid authorization, execution, delivery and performance by the Trustee of the Indenture;

(14) A certificate of the Trustee, dated the Closing Date, to the effect that:

(A) The Trustee is the Trustee under the Indenture, relative to the issuance and delivery of the Bonds;

(B) The Trustee is duly organized, validly existing, in good standing under the laws of the United States of America, and has the authority to exercise trust powers in the State of California, and is empowered, authorized, and duly qualified to serve as trustee and registrar pursuant to the Indenture and the other documents relating to the issuance of the Bonds;

(C) The Indenture and the Continuing Disclosure Agreement have been duly executed, acknowledged, and delivered on behalf of the Trustee by an authorized officer;

(D) The Bonds have been duly authenticated and delivered by the Trustee, acting as registrar pursuant to the Indenture;

(E) The Trustee has received executed counterparts of the Indenture, the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement; and

(F) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental agency, public board or body, pending or to the best of the Trustee’s knowledge, threatened against the Trustee affecting the existence of the Trustee or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the authentication of the Bonds by the Trustee, or contesting the powers of the Trustee or its authority to perform its obligations under the Indenture, the Continuing Disclosure Agreement or the Bonds.

(15) An agreed upon procedures letter from KPMG to the Underwriter in form and substance satisfactory to the Underwriter;

14

(16) An opinion of counsel to the Underwriter, addressed to the Underwriter, dated the Closing Date, in form and substance satisfactory to the Underwriter;

(17) The Tax Certificate and Agreement executed by the Authority and the Borrower in form and substance acceptable to Bond Counsel and the Underwriter;

(18) An executed copy of the DTC Blanket Letter of Representations;

(19) Evidence from Standard and Poor’s that the Bonds have been rated “A”;

(20) Evidence of required filings with the California Debt and Investment Advisory Commission and any other applicable governmental filings;

(21) The engineering report of BECON Corporation in form and substance satisfactory to the Underwriter, Bond Counsel and Special Tax Counsel; and

(22) Such additional legal opinions, certificates, proceedings, instruments and other documents as Bond Counsel and Counsel to the Authority may reasonably request to evidence compliance by the Authority and the Borrower with legal requirements, the truth and accuracy, as of the time of Closing, of the representations contained herein and in the Official Statement and the due performance or satisfaction by the Authority and the Borrower, at or prior to such time, of all agreements then to be performed and all conditions then to be satisfied.

(e) All matters relating to this Purchase Contract, the Bonds and the offering and sale thereof, the Indenture, the Loan Agreement and the consummation of the transactions contemplated by this Purchase Contract shall have been approved or waived by the Underwriter.

8. Authority’s Conditions to Closing. The Authority’s obligations hereunder with respect to the Bonds shall be subject to the following conditions:

(a) The performance by the Borrower of its obligations, to be performed hereunder at or prior to the Closing; and

(b) No order, decree, injunction, ruling or regulation of any court, regulatory agency, public board or body shall have been issued, nor shall any legislation have been enacted, with the purpose or effect, directly or indirectly, of prohibiting the offering, sale or issuance of the Bonds as contemplated hereby or by the Official Statement.

(c) At or before the Closing, the Authority shall have received:

(i) Executed counterparts of the Legal Documents;

(ii) Duly executed originals or conformed copies, as may be determined by the Authority, of the letters, documents, certificates and opinions referred to in Section 7(d) hereof and such other certificates, opinions and documents reasonably required by the Authority; and

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(iii) Evidence of payment or provision for payment of the fees of the State Treasurer as agent for sale, and the California Debt Limit Allocation Committee.

In addition, not later than 10 days after the Closing, the Underwriter shall submit to the Authority the report(s) required by Section 1899.532 of Article 4 of Subchapter 4 of Chapter 4 of Division 2 of Title 2 of the California Code of Regulations, in substantially the form attached hereto as Exhibit F.

9. Supplements to Official Statement. Before the “End of Underwriting Period,” which will be deemed the Closing Date unless notified otherwise by the underwriter prior to closing and in no event longer than 25 days after the Closing Date, (a) the Authority will not adopt any amendment of or supplement to the Official Statement to which the Underwriter shall object in writing or which shall be disapproved by Underwriter’s counsel and (b) if any event relating to or affecting the Authority or the Borrower shall occur as a result of which it is necessary, in the opinion of Underwriter’s counsel, after consultation with the Authority, to amend, or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to the initial purchasers of the Bonds, the Authority and the Borrower will forthwith prepare and furnish to the Underwriter a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to Underwriter’s counsel, and at the expense of the Borrower) which will amend or supplement the Official Statement so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Official Statement is delivered to the initial purchasers of the Bonds, not misleading. For the purposes of this section, the Authority and the Borrower will each furnish such information with respect to themselves as the Underwriter may from time to time request.

10. Expenses. (a) The Underwriter shall be under no obligation to pay, and the Borrower, pursuant to this Purchase Contract, shall pay all expenses and costs incident to the performance by the Authority of its obligations in connection with the authorization, issuance and delivery of the Bonds to the Underwriter. The Borrower shall pay all costs of issuance associated with the Bonds including the costs of preparing the Preliminary Official Statement and the Official Statement (and any amendment or supplement prepared pursuant to this Purchase Contract); and the fees and expenses of Bond Counsel, Authority Counsel, Borrower’s Counsel and Underwriter’s Counsel, any or all of which may be paid out of Bond proceeds; provided however that the Borrower’s obligations hereunder will not be limited by the availability of Bond proceeds.

(b) The Borrower shall pay all expenses reasonably incurred by the Underwriter in connection with the offering and distribution of the Bonds, including but not limited to: (i) all advertising expenses in connection with the offering of the Bonds; (ii) all reasonable out-of-pocket disbursements and expenses incurred by the Underwriter in connection with the offering and distribution of the Bonds; (iii) the fees payable to the California Debt and Investment Advisory Committee; and (iv) the costs of ordering CUSIP numbers and qualifying the Bonds with DTC.

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11. Notices. Any notice or other communication to be given under this Purchase Contract:

(a) To the State Treasurer may be given by delivering the same in writing to the Treasurer of the State of California, 915 Capitol Mall, Room 261, Sacramento, California 95814;

(b) To the Authority may be given by delivering the same in writing to the California Pollution Control Financing Authority, 915 Capitol Mall, Room 457, Sacramento, California 95814, Attention: Executive Director;

(c) To the Underwriter may be given by delivering the same in writing to Goldman, Sachs & Co., 200 West St., 33rd Floor, New York, New York 10282, Attention: R. Thornton Lurie, Managing Director; and

(d) To the Borrower may be given by delivering the same in writing to San Jose Water Company, 110 West Taylor Street, San Jose, California 95110, Attention: Executive Vice President - Finance.

All notices or communications hereunder by any party shall be given and served upon each other party. The approval of the Underwriter when required hereunder or the determination of satisfaction as to any document referred to herein shall be in writing signed by the Underwriter and delivered to the party requesting such approval or determination of satisfaction.

12. Parties In Interest; Survivability of Representations, Warranties and Agreements. This Purchase Contract shall be binding upon and inure solely to the benefit of each of the State Treasurer, the Authority, the Underwriter, and the Borrower and, to the extent set forth herein, persons controlling any of such parties, and their respective trustees, officers, members, employees, agents and personal representatives, successors and assigns, and no other person or firm shall acquire or have any right under or by virtue of this Purchase Contract. All representations, warranties and agreements of the Authority, the Underwriter, and the Borrower in this Purchase Contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter and shall survive the delivery of and payment for the Bonds.

13. Representations, Warranties and Agreements of Underwriter. The Underwriter represents and warrants to and agrees with the Authority and the State Treasurer that it is authorized to take any action under this Purchase Contract required to be taken by it and that this Purchase Contract is a binding contract of the Underwriter enforceable against the Underwriter in accordance with its terms. The Underwriter also represents that all information in the Official Statement under the heading “UNDERWRITING” was as of its date and is as of the date hereof true, accurate and correct.

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14. Execution in Counterparts. This Purchase Contract may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

15. Governing Law. This Purchase Contract shall be governed exclusively by and construed in accordance with the applicable laws of the State applicable to contracts made and performed in the State. This Purchase Contract shall be enforceable in the State and any action arising out of this Purchase Contract shall be filed with and maintained in Sacramento County Superior Court, Sacramento County, California, unless the Authority waives this requirement in writing.

[Signature Page of Bond Purchase Contract Follows]

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The parties agree that the terms and conditions of this Purchase Contract supersede those of all previous agreements between the parties with respect to the subject matter hereof, and that this Purchase Contract contains the entire agreement between the parties hereto with respect to such subject matter.

Very truly yours,

/s/ Goldman, Sachs & Co.
GOLDMAN, SACHS & CO.

Accepted:

TREASURER OF THE STATE OF CALIFORNIA

By:	/s/ Julie Giordano
Deputy Treasurer For California State Treasurer Bill Lockyer

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY

By:	/s/ Michael Paparian
Executive Director

Agreed to and accepted by:

SAN JOSE WATER COMPANY

By:	/s/ Angela Yip
Authorized Officer

Signature Page to Bond Purchase Contract

EXHIBIT A

FORM OF SUPPLEMENTAL OPINION OF BOND COUNSEL

[Closing Date]

California Pollution Control

  Financing Authority

915 Capitol Mall, Room 457

Sacramento, California 95814

Goldman, Sachs & Co.,

  as the underwriter

200 West Street, 31st Floor

New York, New York 10282

Re:	$50,000,000
California Pollution Control Financing Authority
Revenue Bonds
(San Jose Water Company Project)
Series 2010A
(Supplemental Opinion)

Ladies and Gentlemen:

This letter is addressed to you pursuant to Section 7(d)(5) of the Bond Purchase Contract, dated June 9, 2010 (the “Purchase Contract”), among Goldman, Sachs & Co. (the “Underwriter”), the Treasurer of the State of California (the “Treasurer”) and the California Pollution Control Financing Authority (the “Authority”), and approved by San Jose Water Company (the “Borrower”), providing for the purchase of $50,000,000 principal amount of California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project) Series 2010A (the “Bonds”). The Bonds are being issued pursuant to an Indenture, dated as of June 1, 2010 (collectively, the “Indenture”), between the Authority and Wells Fargo Bank, National Association, as trustee. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture or, if not defined in the Indenture, in the Purchase Contract.

I have delivered my final legal opinion as bond counsel concerning the validity of the Bonds and certain other matters, dated the date hereof and addressed to the Authority. The Underwriter may rely on such opinion as though the same were addressed to the Underwriter.

In connection with my role as bond counsel, I have reviewed the Purchase Contract, the Indenture, the Loan Agreement, the Tax Certificate, opinions of counsel to the Authority, the Trustee and the Borrower, the opinion of special tax counsel to the Authority, certificates of the Authority, the Trustee, the Borrower and others, and such other documents, opinions and matters to the extent I deemed necessary to render the opinions set forth herein.

The opinions or conclusions expressed herein are based on an analysis of existing laws, regulations, rulings and court decisions and cover certain matters not directly addressed by such authorities. Such opinions may be affected by actions taken or omitted or events occurring after the date hereof. I have not undertaken to determine, or to inform any person, whether any such actions or events are taken or omitted or do occur, or whether any other matters come to my attention, after the date hereof, and I have no obligation to update this opinion. I have assumed the genuineness of all documents and signatures presented to me (whether as originals or as copies) and the due and legal execution and delivery by, and validity against, any parties other than the Authority. I have not undertaken to verify independently, and have assumed, the accuracy of the factual matters represented, warranted or certified in the documents, and of the legal conclusions contained in the opinions, referred to in the third paragraph hereof. I have further assumed compliance with all covenants and agreements contained in such documents. In addition, I call attention to the fact that the rights and obligations under the Bonds, the Indenture, the Loan Agreement, the Tax Certificate and the Purchase Contract are subject to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, to the application of equitable principles, to the exercise of judicial discretion in appropriate cases and to the limitations on legal remedies against governmental entities in the State of California. I express no opinion with respect to any indemnification, contribution, choice of law, choice of forum or waiver provisions contained therein. Finally, I have undertaken no responsibility for the accuracy, completeness or fairness of the Official Statement or other offering material relating to the Bonds and, except as provided in paragraph 3 below, express no opinion with respect thereto.

Based on and subject to the foregoing, and in reliance thereon and on the assumptions and limitations set forth in my final legal opinion, as of the date hereof, I am of the following opinions or conclusions:

1. The Bonds are not subject to the registration requirements of the Securities Act of 1933, as amended, and the Indenture is exempt from qualification pursuant to the Trust Indenture Act of 1939, as amended.

2. The Purchase Contract has been duly authorized, executed and delivered by the Authority and (assuming due authorization, execution and delivery by and validity against the Underwriter) is a valid and binding agreement of the Authority.

3. The statements contained in the Official Statement, dated June 9, 2010 with respect to the Bonds (the “Official Statement”), under the captions “The Bonds” (except for the section entitled “DTC and the Book-Entry Only System”), “Security and Sources of Payment for the Bonds”, “The Loan Agreement”, “The Indenture” and “Tax Matters”, insofar as such statements expressly summarize certain provisions of the Bonds, the Indenture and the Loan Agreement and my opinion concerning certain federal tax matters relating to the Bonds, are accurate in all material respects.

This letter is furnished by me as bond counsel. No attorney-client relationship has existed or exists between my firm and the Underwriter in connection with the Bonds or by virtue of this letter, and I have no obligation to update this letter. This letter is delivered to the Underwriter and the

Authority as underwriter and issuer, respectively, of the Bonds, is solely for your benefit as such underwriter and issuer, respectively, and is not to be used, circulated, quoted or otherwise referred to or relied upon for any other purpose or by any other person, except that reference may be made to it in the Purchase Contract or in any list of closing documents pertaining to the offering of the Bonds covered by the Official Statement. This letter is not intended to, and may not, be relied upon by owners of Bonds.

Very truly yours,

EXHIBIT B

FORM OF SUPPLEMENTAL OPINION OF SPECIAL TAX COUNSEL

[Closing Date]

California Pollution Control
Financing Authority
915 Capitol Mall, Room 457
Sacramento, California 95814

Re:	$50,000,000 California Pollution Control Financing Authority Revenue Bonds
(San Jose Water Company) Series 2010A

Ladies and Gentlemen:

We acted as Special Tax Counsel in connection with the issuance by the California Pollution Control Financing Authority (the “Authority”) of $50,000,000 aggregate principal amount of its Revenue Bonds (San Jose Water Company) Series 2010A (the “Bonds”). The Bonds are being issued on the date hereof pursuant to an Indenture dated as of June 1, 2010 between the Authority and Wells Fargo Bank, National Association, as Trustee. The Authority will loan the proceeds of the Bonds to San Jose Water Company (the “Borrower”), a California corporation, pursuant to a Loan Agreement, dated as of June 1, 2010 (the “Loan Agreement”), between the Authority and the Borrower, for the purpose of financing certain capital costs of the construction, acquisition, and installation of (i) improvements to the structures and facilities that are integral to the supply of water throughout the water supply system owned by the Borrower (the “Water System”), including the replacement of wells, storage tanks, reservoir, motor control center, pump motors, water treatment equipment and pump stations, (ii) improvements to the distribution system, including replacement of existing distribution main, and (iii) the acquisition of equipment for the Water System, including hydrants, meters and related installation, facility retirements and customer information system; and other capital projects functionally related and subordinate to such facilities; all located in one or more of the following areas: the Borrower’s certificated service area in portions of the Cities of San Jose, Santa Clara, Cupertino, Campbell, Saratoga, Monte Sereno, and Los Gatos and in contiguous areas in the County of Santa Clara, California.

In our capacity as Special Tax Counsel we have delivered an opinion (the “Special Tax Counsel Opinion”) dated the date hereof to the Authority and other named parties with respect to the exclusion of interest on the Bonds from gross income for Federal income tax purposes.

In our capacity as Special Tax Counsel we have examined such documents, records of the Authority and other instruments as we deemed necessary to enable us to express the opinions set forth below, including executed counterparts of the Indenture, the Loan Agreement, the Tax Certificate and Agreement and the other documents listed in the closing memorandum in respect of the Bonds.

B-1

Based on and subject to the foregoing, and in reliance thereon and on the assumptions and limitations set forth in our opinion, as of the date hereof, it is our opinion that the statements contained in the Official Statement, dated June 9, 2010 with respect to “Tax Matters,” insofar as such statements expressly summarize certain provisions of the Bonds, the Indenture and the Loan Agreement and our Special Tax Counsel Opinion concerning certain federal tax matters relating to the Bonds, are accurate in all material respects.

Very truly yours,

B-2

EXHIBIT C

FORM OF OPINION OF COUNSEL TO THE AUTHORITY

[Closing Date]

California Pollution Control Financing Authority

Sacramento, California

RE:	$50,000,000 California Pollution Control Financing Authority Revenue Bonds
(San Jose Water Company Project) Series 2010A

Ladies and Gentlemen:

This opinion is delivered to you in connection with the issuance by the California Pollution Control Financing Authority (the “Authority”) of its Revenue Bonds (San Jose Water Company Project) Series 2010A in the aggregate principal amount of $50,000,000 (the “Bonds”). This opinion is delivered to you pursuant to Section 7(d)(8) of a Bond Purchase Contract, dated June 9, 2010 (the “Purchase Contract”), among the Treasurer of the State of California, the Authority, and Goldman, Sachs & Co. (the “Underwriter”), and approved by San Jose Water Company (the “Borrower”).

The Bonds are being issued pursuant to the provisions of the California Pollution Control Financing Authority Act, Division 27 of the Health and Safety Code (commencing with section 44500) (the “Act”). The Bonds are being issued pursuant to an Indenture, dated as of June 1, 2010 (the “Indenture”), by and between the Authority and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The proceeds of the Bonds are being loaned by the Authority to the Borrower pursuant to a Loan Agreement, dated as of June 1, 2010 (the “Loan Agreement”), between the Authority and the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.

The Authority’s only sources of payment for the principal of, premium, if any, or interest on the Bonds are Revenues from payments by the Borrower and from certain other limited sources provided for and described in the Indenture. The Authority is not obligated to pay the principal of, premium, if any, or interest on the Bonds except from such Revenues and other limited sources provided for and described in the Indenture. Neither the faith and credit nor the taxing power of the State of California or any subdivision thereof, or any local agency, is pledged to the payment of the principal of, premium, if any, or interest on the Bonds. The Authority has no taxing power with which to provide for payment of the principal of, premium, if any, or interest on the Bonds, nor does it have the power to commit the faith and credit or the taxing power of the State of California or any subdivision thereof, or any local agency, to payment of the principal of, premium, if any, or interest on the Bonds.

As to questions of fact material to this opinion, we have relied upon representations contained in the Indenture, the Loan Agreement and the Purchase Contract (“Authority Documents”) and in certain certificates, documents, records, statements, and opinions furnished by, or on behalf of, the Authority and the Borrower, without undertaking to verify such facts by independent investigation. We have reviewed the Authority Documents, certificates of the Authority and others, certain parts of the Official Statement, as defined below, under the headings, “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), and such other documents, opinions and matters to the extent deemed necessary to render the opinions set forth herein. In addition, we have assumed compliance with the covenants and agreements contained in the Authority Documents.

The opinions expressed herein are based on an analysis of existing laws, regulations, rulings and court decisions and cover certain matters not directly addressed by such authorities. Such opinions may be affected by actions taken or omitted or events occurring after the date hereof. We have not undertaken to determine, or to inform any person, whether any such actions are taken or omitted or events do occur or any other matters come to our attention after the date hereof, and we disclaim any obligation to update this opinion. We have assumed the genuineness of all documents and signatures presented to us (whether as originals or as copies) and the due and legal execution and delivery thereof by, and validity against, any parties other than the Authority. We have not undertaken to verify independently, and have assumed, the accuracy of the factual matters represented, warranted or certified in the documents, and of the legal conclusions contained in the opinions, referred to in the preceding fifth paragraph hereof.

We express no opinion as to whether interest on the Bonds is excluded from gross income for federal income tax purposes or exempt from State of California personal income taxes or as to any other tax consequences related to the ownership or disposition of, or the accrual or receipt of interest on, the Bonds. We express no opinion regarding the Tax Certificate (including as it may be referenced in any Authority Document). We take no responsibility for the accuracy, completeness or fairness of the Official Statement, as defined below, or other offering material relating to the Bonds and express no opinion with respect thereto, except as expressly set forth in numbered paragraph 2 below.

Based upon and subject to the foregoing, and in reliance thereon, as of the date hereof, we are of the opinion that:

1. The Authority is a public instrumentality duly organized and validly existing under the Constitution and laws of the State of California.

2. The official statement dated             , 2010 relating to the Bonds (the “Official Statement”) has been duly authorized, executed and delivered by the Authority, and the information contained in the Official Statement under the headings “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) is correct and does not omit any statement which, in our opinion, should be included or referred to therein.

3. “Resolution of the California Pollution Control Financing Authority Delegating Certain Powers Related to Bond Financings to the Executive Director and the Deputy Executive Director” and Final Resolution No. 501 of the Authority, each adopted on May 26, 2010, approving and authorizing the execution and delivery of the Authority Documents, and the Bonds and the Official Statement, were duly adopted at a meeting of the governing body of the Authority which was called and held pursuant to law and with all public notice required by law and at which a quorum was present and acting throughout.

4. There is no action, suit or proceeding pending (with service of process against the Authority having been accomplished) before any court, governmental agency, public board or body, or to our knowledge threatened, against the Authority to restrain or enjoin the issuance or delivery of the Bonds, the collection of Revenues pledged under the Indenture, the assignment of the Loan Agreement under the Indenture or the loaning of the proceeds of the Bonds to the Borrower under the Loan Agreement, or contesting any authority for the issuance of the Bonds, the validity of the Bonds, or the Authority Documents, or contesting the existence or powers of the Authority with respect to the issuance of the Bonds or the security therefore wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by the Authority Documents or the validity of the Bonds (it being understood that we have made no docket search of state or federal courts nor any other similar inquiry regarding such matters).

5. The execution and delivery of the Bonds and the Authority Documents by the Authority and the Authority’s compliance with the provisions thereof under the circumstances contemplated thereby do not and will not conflict with or constitute on the part of the Authority a breach of or default under any agreement or other instrument known to us to which the Authority is a party or by which it is bound, or under any existing law, regulation, court order or consent decree to which the Authority is subject, which conflict, breach or default would have a material adverse effect on the validity of the Bonds or the Authority Documents; provided that no representation is made regarding compliance with any federal or state securities or “blue sky” laws.

6. The Authority Documents have been duly authorized, executed, and delivered by the Authority and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding obligations of the Authority enforceable in accordance with their respective terms, subject to the laws relating to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws related to or affecting creditors’ remedies generally and to the application of equitable principles as the court having jurisdiction may impose, regardless of whether such enforceability is considered in a proceeding in equity or law, to the exercise of judicial discretion in appropriate cases and to the limitations on legal remedies against governmental entities in the State of California. We express no opinion with respect to any indemnification, contribution, penalty, choice of law, choice of forum, choice of venue, severability, or waiver provisions contained in the Authority Documents.

7. The representations of the Authority set forth in Section 4 of the Purchase Contract are, as to all matters of law, true and accurate in all material respects at and as of the date hereof as though made on this date; and such representations are, as to all other matters, to our knowledge, true and accurate in all material respects at and as of the date hereof as though made on this date.

We are furnishing this letter to you as your counsel. It is being delivered to you as issuer of the Bonds, is solely for your benefit as such issuer, and is not to be used, circulated, quoted or otherwise referred to or relied upon for any other purpose or by any other person. This letter is not intended to, and may not, be relied upon by owners of the Bonds or by any other party to whom it is not specifically addressed.

Sincerely,

EXHIBIT D

FORM OF CERTIFICATE OF AUTHORITY

Closing Certificate

The undersigned BETTINA C. REDWAY, a Deputy Treasurer of the State of California, and MICHAEL PAPARIAN, Executive Director of the California Pollution Control Financing Authority (the “Authority”), a public instrumentality of the State of California, hereby certify to the following in connection with the issuance by the Authority on this date of the $50,000,000 California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project) Series 2010A (the “Bonds”) and the loan of the proceeds therefrom to San Jose Water Company (the “Borrower”); however, as to all matters of law, the Authority is relying on the advice of the Attorney General of the State of California, counsel to the Authority.

1. Michael Paparian is now, and at all times since at least the date shown opposite his name on the last page of this Certificate has been, the duly appointed and qualified officer of the Authority, holding the office of the Authority set forth below opposite his name. Bettina C. Redway is now, and at all times since at least the date shown opposite her name on the last page of this Certificate has been, a duly appointed and qualified deputy of the Treasurer of the State of California. Each of the undersigned by his or her signature confirms that the signature of the other undersigned is his or her genuine signature and that the signature of Julie Giordano set forth below is her genuine signature.

2. Bill Lockyer, Treasurer of the State of California and Chairman of the Authority, was duly authorized by the Authority to execute the Bonds, and pursuant to such authority each of the Bonds has been executed by his facsimile signature, which signature on the each of the specimen Bonds attached hereto as Exhibit A the undersigned Deputy Treasurer hereby confirms is genuine.

3. The seal printed upon the specimen Bonds attached hereto and impressed upon this Certificate below is the legally adopted and official seal of the Authority and such seal has been imprinted upon the Bonds. The specimen Bond attached hereto is identical in all respects with the Bonds this day delivered to the Trustee, on behalf of The Depository Trust Company, on behalf of Goldman, Sachs & Co., as the underwriter of the Bonds, and the Bonds are substantially in the form prescribed by the Indenture (as hereinafter defined).

4. The following individuals are now, and at all times since at least May 26, 2010 have been, the duly appointed and qualified officers and members of the Authority and the persons holding the offices set forth opposite their respective names and all action that has to be taken for such persons to qualify for such offices, including without limitation any and all filings, have been taken.

Name	Authority Position	Office

Bill Lockyer	Chairman	Treasurer of the State of California

John Chiang	Member	Controller of the State of California

Ana J. Mantosantos	Member	Director of Finance of the State of California

The following members of the Authority who, as of May 26, 2010, were state officials did, in accordance with Section 7.9 of the Government Code and Section 44515 of the Health and Safety Code of the State of California, duly designate the following persons to act for and represent said respective officials at the meeting of the Authority at which the Final Resolution (as hereinafter defined) was adopted:

Name	Authority Position	Representative

Bill Lockyer	Chairman	Bettina C. Redway

John Chiang	Member	Ruth Holton-Hodson

Ana J. Mantosantos	Member	Cynthia Bryant

Bettina C. Redway, as Deputy Treasurer of the State of California, is authorized to act on behalf of the State Treasurer of the State of California as the Chairman of the Authority, including without limitation, the authority to execute and deliver the Authority Documents (as hereinafter defined).

5. The undersigned Executive Director certifies that:

(a) the resolution attached hereto as Exhibit B is a full, true and correct copy of Initial Resolution No. 10-04 (the “Initial Resolution”), which was duly adopted at a regular meeting of the Authority held on March 24, 2010, of which meeting all of the members of the Authority had due notice and at which meeting a quorum was present and voting throughout;

(b) the resolution attached hereto as Exhibit C is a full, true and correct copy of the resolution of the Authority entitled “Resolution of the California Pollution Control Financing Authority Delegating Certain Powers and Authorizing Certain Actions Related to Bond Financings (the “Delegation Resolution”), which was duly adopted at regular meeting of the Authority held on May 26, 2010, of which meeting all of the members of the Authority had due notice and at which meeting a quorum was present and voting throughout;

(c) the resolution attached hereto as Exhibit D is a full, true, complete and correct copy of Resolution No. 501, which was duly adopted at a regular meeting of the Authority held on May 26, 2010 (the “Final Resolution” and, together with the Delegation Resolution, collectively referred to herein as the “Resolutions”), of which meeting all of the members of the Authority had due notice and at which meeting a quorum was present and voting throughout;

(d) the Resolutions have not been amended, modified or rescinded in any manner except as set forth therein since the respective dates of their adoption and the same are now in full force and effect; and

(e) the minutes attached hereto as Exhibit E are true, complete and correct copies of minutes of the meeting of the Authority held on May 26, 2010 at which the Final Resolution was adopted, as such minutes appear of record in the minute book of the Authority.

6. Pursuant to the Resolutions, Bill Lockyer, as Treasurer of the State of California, the Chairman of the Authority, or any of his Deputies, and Michael Paparian, Executive Director of the Authority, have been authorized to execute and deliver, on behalf of the Authority, the following documents except as otherwise set forth below; pursuant to such authority they have executed and delivered said documents or said documents have been executed and delivered on their behalf; and, assuming due authorization, execution and delivery by the other parties thereto, documents (a)-(f) below (collectively the “Authority Documents”) are in full force and effect:

(a) Indenture, dated as of June 1, 2010 (the “Indenture”), by and between the Authority and Wells Fargo Bank, National Association, as trustee (the “Trustee”);

(b) Loan Agreement, dated as of June 1, 2010 (the “Loan Agreement”), by and between the Authority and the Borrower;

(c) Tax Certificate and Agreement, dated June 16, 2010, by and between the Authority and the Borrower;

(d) Bond Purchase Contract, dated June 9, 2010 (the “Purchase Contract”), by and among the Authority, the Treasurer of the State of California and the Underwriter, as approved by the Borrower (Michael Paparian, Executive Director, is the only signatory on behalf of the Authority);

(e) Blanket Issuer Letter of Representations to The Depository Trust Company;

(f) Official Statement for the Bonds, dated June 9, 2010 (Michael Paparian, Executive Director, is the only signatory on behalf of the Authority); and

(g) Internal Revenue Service Form 8038.

7. Bill Lockyer, as Treasurer of the State of California and as agent for sale of the Bonds, has been authorized to execute and deliver the Purchase Contract as said agent for sale; pursuant to such authority, Julie Giordano, a duly appointed and qualified deputy of the Treasurer of the State of California, who is authorized to act on behalf of the Treasurer of the State of California, as agent for sale of the Bonds, executed and delivered the Purchase Contract.

8. The Bonds have been duly authorized, executed and delivered by the Authority and imprinted with the official seal of the Authority, and, assuming due authentication and delivery of the Bonds by the Trustee, are in full force and effect.

9. To the best knowledge of the undersigned after reasonable investigation, the Authority has fulfilled or performed each of its obligations contained in the Authority Documents required to be fulfilled or performed by it as of the date hereof.

10. The representations and warranties made by the Authority in the Indenture, the Loan Agreement and the Purchase Contract are true and correct in all material respects as of the date hereof, with the same effect as if made on, and with respect to the facts as of, the date hereof.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

Dated and sealed as of the 16th day of June, 2010.

(Seal)

Name	Appointment Date	Office	Signature

Bettina C. Redway	1/8/07	Deputy Treasurer

Michael Paparian	1/23/07	Executive Director

Julie Giordano hereby confirms that she is now, and at all times since at least the date shown opposite her name set forth below, has been, a duly appointed and qualified deputy of the Treasurer of the State of California and that the signature set forth below is her genuine signature.

Name	Appointment Date	Office	Signature

Julie Giordano	11/30/09	Deputy Treasurer

EXHIBIT E

FORM OF OPINION OF COUNSEL TO THE BORROWER

[Closing Date]

California Pollution Control Financing Authority

[Address]

Wells Fargo Bank, National Association

[Address]

Goldman, Sachs & Co.

[Address]

Re:	$50,000,000
California Pollution Control Financing Authority
Revenue Bonds
(San Jose Water Company Project)
Series 2010A
(Opinion of [Special] Counsel to Borrower)

Ladies and Gentlemen:

This opinion letter is addressed to you pursuant to Section 7(d)(12) of the Bond Purchase Contract, dated June 9, 2010 (the “Purchase Contract”), among Goldman, Sachs & Co. (the “Underwriter”), the Treasurer of the State of California (the “Treasurer”) and the California Pollution Control Financing Authority (the “Authority”), and approved by San Jose Water Company (the “Borrower”), providing for the purchase of $50,000,000 principal amount of California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project) Series 2010A (the “Bonds”). The Bonds are being issued pursuant to an Indenture, dated as of June 1, 2010 (the “Indenture”), between the Authority and Wells Fargo Bank, National Association, as trustee. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture or, if not defined in the Indenture, in the Purchase Contract. We have acted as [special] counsel to the Borrower in connection with the Bond Purchase Contract and the Loan Agreement, dated as of June 1, 2010 (the “Loan Agreement”), between the Authority and the Borrower.

In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the articles of incorporation, as amended (the “Articles of Incorporation”), and bylaws, as amended (the “Bylaws”), of the Borrower and such other documents and records, and other instruments as we have deemed appropriate for purposes of the opinions set forth herein, including the following documents (the documents referred to in clauses (a) through (d) below are referred to herein as the “Bond Documents”):

(a)	the Purchase Contract;

(b)	the Indenture;

(c)	the Loan Agreement;

(d)	the Continuing Disclosure Agreement; and

(e)	the Official Statement.

We have assumed the genuineness of all signatures (other than those of the Borrower), the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of all documents submitted to us as copies. We have also assumed that the Bond Documents constitute valid and binding obligations of each party thereto other than the Borrower.

As to any facts that are material to the opinions hereinafter expressed that we did not independently establish or verify, we have relied without investigation upon the representations of the Borrower contained in the Bond Documents and upon certificates of officers of the Borrower.

In rendering the opinions set forth herein, whenever a statement or opinion set forth therein is qualified by “to our knowledge,” “known to us” or by words of similar import, it is intended to indicate that, during the course of our representation of the Borrower in the subject transaction, no information has come to the attention of those lawyers in our firm who have rendered legal services in connection with such transaction that gives us actual knowledge of the inaccuracy of such statement or opinion. We have not undertaken any independent investigation to determine the accuracy of facts material to any such statement or opinion, and no inference as to such statement or opinion should be drawn from the fact of our representation of the Borrower.

We have relied upon a certificate of the [Executive Vice President of Finance] of the Borrower dated the date hereof, certifying that the items listed in such certificate are (i) all of the indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes, other agreements or instruments (the “Other Borrower Agreements”), and (ii) all of the judicial or administrative orders, writs, judgments, awards, injunctions and decrees (the “Borrower Orders”), which as to any matter in (i) or (ii) affect or purport to affect the Borrower’s right to borrow money or perform its obligations under the Loan Agreement.

Based upon and subject to the foregoing, and to the limitations and qualifications described below, we are of the opinion that:

1.

The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, with the corporate power and authority to own its properties and to conduct its current business as contemplated by the Official Statement.

2.	The Borrower together with its affiliates is a “small business” as defined in Section 8020 of Title 4 of the California Code of Regulations.

3.

The Project as described in Exhibit A of the Loan Agreement is a “project” and the Borrower together with its Participating Affiliates is a “participating party” under California Pollution Control Financing Authority Act, commencing with Section 44500 of the California Health and Safety Code, as now in effect.

4.

The Loan Agreement, the Continuing Disclosure Agreement and the Purchase Contract have been duly authorized, executed and delivered by the Borrower and each is a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

5.

No authorization, approval, consent or license of any regulatory body or authority of the United States or the State of California not already obtained is required for the authorization, execution, delivery and performance of the Loan Agreement, the Continuing Disclosure Agreement or the Purchase Contract.

6.

The execution and delivery of the Loan Agreement, the Continuing Disclosure Agreement, the Official Statement and the Purchase Contract, and the performance by the Borrower of the Loan Agreement, the Continuing Disclosure Agreement and the Purchase Contract by the Borrower, will not result in (i) a violation of the Articles of Incorporation or Bylaws, (ii) a breach or a default under any Other Borrower Agreement, (iii) a violation of any Borrower Order, or (iv) a violation of any law, rule or regulation of any administrative or governmental body having jurisdiction over the Borrower or its property.

7.

Except as disclosed in the Official Statement, (i) to our knowledge, there are no pending or threatened lawsuits or other proceedings against the Borrower (1) which seek to restrain or enjoin the issuance or delivery of the Bonds, or the collection of the payments to be made pursuant to the Indenture or the Loan Agreement, (2) in any way contest or affect the authority for the issuance and delivery of the bonds or the validity of the Purchase Contract, the Bonds, the Indenture, the Loan Agreement, the Continuing Disclosure Agreement, the Official Statement or the resolutions of the Borrower relating to the financing of the Project and the Bonds, (3) contest the corporate existence or powers of the Borrower; or (4) contest or affect the powers of the Borrower to enter into or perform its obligations or consummate the transactions contemplated under any of the foregoing; and (ii) to our knowledge, the Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental authority, which default would materially and adversely affect the consummation of the transactions contemplated by the Purchase Contract, the Bonds, the Indenture, the Loan Agreement, the Continuing Disclosure Agreement or the financial condition, assets, properties or operations of the Borrower.

The opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

A. The opinions expressed herein are subject to bankruptcy, insolvency, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally and general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing.

B. Provisions of the Bond Documents relating to indemnification or exculpation may be limited by public policy or by law.

C. The opinions expressed in this opinion letter are limited to the laws of the State of California and the federal laws of the United States of America, and we express no opinion with respect to the laws of any other state or jurisdiction.

D. For purposes of our opinions in paragraphs 1 hereof as to the due incorporation, valid existence and good standing of the Borrower, we have relied solely upon good standing or similar certificates issued by the appropriate authorities in the subject jurisdictions.

E. Certain waivers by the Borrower in the Bond Documents may relate to matters that cannot, as a matter of law, be effectively waived.

F. The enforceability of the Bond Documents, may be limited by the unenforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or an occurrence of default.

G. For purposes of the opinion in paragraph 6(ii), where any Other Borrower Agreement states that it is governed by laws of a state other than the laws of California, we have not made any investigation of the laws of such other state but have merely assumed that they would be interpreted in accordance with their plain meaning. We have not reviewed the covenants in the Other Borrower Agreements that contain financial ratios and other similar financial restrictions, and no opinion is provided with respect thereto.

H. For purposes of the opinion in paragraph 6(v), we have considered only such laws and regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Bond Documents.

I. We express no opinion as to the enforceability of any provision of the Bond Documents permitting modification thereof only by means of an agreement in writing signed by the parties thereto.

The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Official Statement, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Official Statement. Moreover, many of the determinations required to be made in the preparation of Official Statement involve matters of a non-legal nature. In addition, we note that we have not advised the Borrower with regard to California public utilities matters.

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that the disclosures in in Official Statement (except information concerning DTC and the book-entry only system and disclosures contained under the captions “THE AUTHORITY”, “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), “UNDERWRITING” and “TAX MATTERS”) as of the date of the Official Statement and as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (a) we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Official Statement, and (b) we do not express any belief with respect to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal control over financial reporting, contained in the Official Statement.

This opinion letter is effective only as of the date hereof. We do not assume responsibility for updating this opinion letter as of any date subsequent to its date, and we assume no responsibility for advising you of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter or from the discovery, subsequent to the date of this opinion letter, of information not previously known to us pertaining to the events occurring prior to such date.

This opinion letter is furnished by us solely for the benefit of the Authority, the Underwriter and the Trustee, and this opinion letter may not be relied upon by such parties for any other purpose or by any other person or entity for any purpose whatsoever; however, Leslie M. Lava, Esq., Bond Counsel to the Authority, may rely on paragraph 4 hereof. This opinion letter is not to be quoted in whole or in part or otherwise referred to or used or furnished to any other person, except as may be required by any governmental authority or pursuant to legal process, without our express written consent, except that reference may be made to this opinion letter in the closing memorandum relating to the Bonds and this opinion letter may be included in the related closing transcripts.

Very truly yours,

EXHIBIT F

UNDERWRITER’S REPORT TO THE AUTHORITY

STATE OF CALIFORNIA

CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY

TARGET BUSINESS ENTERPRISE

PARTICIPATION IN PROFESSIONAL BOND SERVICES REPORT

NEGOTIATED SALE

(Completed by the Senior Manager)

Issuer: CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY

Issue Description:

Amount:	Sale Date:	Closing Date:

Senior Manager:

Contact Person:

1. SUMMARY OF GROSS SPREAD:
(Paid from Other Sources)
	Per $1,000	Gross Amount	% of Total Issue
Management Fee
Takedown
Risk
Expenses

Total Spread

2. MANAGEMENT FEE Total:
	DVBE* Firm? Yes/No	Management Fee	% of Total

Senior Manager:

Co-Senior Manager:

Co-Managers:

*	DVBE means Disabled Veteran Business Enterprises as defined in Military and Veterans Code Section 999.

California Pollution Control Financing Authority

DVBE Bond Report

3. TAKEDOWN

a. Gross Takedown
Less: Indentified Concessions

Net Takedown

b. Takedown by Senior Manager / Co-Managers / Syndicate member / Selling group member (including income derived from designated and group sales):

Firm	DVBE Firm? Yes/No	Takedown Excluding Identified Concessions	% of Total

2. RISK Total:

DVBE Firm? Yes/No
Senior Manager:

Co-Senior Manager:

Co-Managers:

California Pollution Control Financing Authority

DVBE Bond Report

5. EXPENSES:

a.	Summary of Expenses:

		Paid From Bond Proceeds	Percent of Issue		Paid From Other Sources	Percent of Issue
Underwriter’s expenses
Other Costs of issuance

Total Expenses:

b.	Breakdown of Expenses:

Paid from:
		Firm		DVBE Firm? Yes/No		Bond Proceeds	Other Sources
Underwriter’s Expenses:
CDIAC Fees
BECON
Day Loan
State Municipal Advisory
BMA Fee
CUSIP Costs
DTC
Travel
Other

Total Underwriter’s Expenses

*	Indicates underwriter’s expenses that were paid from bond proceeds but not included in the gross spread.

California Pollution Control Financing Authority

DVBE Bond Report

5. EXPENSES (continued):

Paid from:
		DVBE Firm?	Bond	Other
Costs of Issuance:	Firm	Yes/No	Proceeds	Sources
Issuer’s Counsel
Bond Counsel
Tax Counsel
Underwriter’s Counsel
Trustee/Tender Agent
Trustee’s Counsel
Rating Agency
Accountant
Underwriter’s Fee
Borrower’s counsel
Borrower’s Co-Counsel

Official Statement Printing
STO Agent for Sale	State Treasurer
CDLAC Fees (net of initial application fee)	CDLAC

Subtotal Financing Costs

First Year’s LOC Fee
LOC Issuance Fee
Bank Counsel
Appraisal, Environmental
Miscellaneous

Subtotal Bank Costs

Total Costs of Issuance (Per the Indenture & Tax Agreement)

6. GRAND TOTAL (ALL COSTS)
(i)	CPCFA subsidy item; total subsidy =	of the Bond Size

7. For Variable Rate Issues, Indicate:
a.	Annual Remarketing Agent Fee	of Outstanding Principal
b.	Index or Method of Calculation:

Prepared by:		Date:

F-4